Exhibit 21
SCHEDULE OF SUBSIDIARIES
(in alphabetical order)
Below is a list comprised of (i) wholly-owned subsidiaries of Affiliated Managers Group, Inc. (the “Company”), (ii) Affiliates in which the Company has a majority interest (direct and indirect) and (iii) Affiliates in which the Company has a minority investment (direct and indirect), as of December 31, 2025. Subsidiaries of majority- and minority-owned Affiliates are not listed. Minority investments are indicated via asterisk (*).

Abacos Atlantic Holdings Ltd., a Bahamas international business company
Abacus Capital Group LLC, a Delaware limited liability company
Abax Investments Proprietary Limited, a limited liability private company incorporated in South Africa*
Affiliated Managers Group (Asia) Limited, a Cayman Islands exempted company
Affiliated Managers Group (Europe) Limited, a Malta limited liability company
Affiliated Managers Group Korea LLC, a Delaware limited liability company
Affiliated Managers Group Limited, a limited company incorporated in the United Kingdom
AMG 2014 Capital LLC, a Delaware limited liability company
AMG 2023 Holdings, LLC, a Delaware limited liability company
AMG 2023 Holdings Ltd., a private limited company incorporated in England and Wales
AMG Andros Holdings Ltd., a Bahamas international business company
AMG Arrow Holdings Ltd., a Bahamas international business company
AMG Atlantic Holdings Ltd., a Bahamas international business company
AMG Boston Holdings, LLC, a Delaware limited liability company
AMG CA Holdings Corp., a New Jersey corporation
AMG CA Holdings, LLC, a Delaware limited liability company
AMG CA Holdings LP, a Delaware limited partnership
AMG Canada Corp., a Nova Scotia corporation
AMG Canada Holdings LLC, a Delaware limited liability company
AMG Capital (Cayman) LLC, a Cayman Islands limited liability company
AMG Comvest Senior Lending Feeder Fund LLC, a Delaware limited liability company*
AMG Conception Holdings 3 Ltd., a Bahamas international business company
AMG Cove Holdings Limited, a Barbados company
AMG CVC Holdings LLC, a Delaware limited liability company
AMG Distributors, Inc., a Delaware corporation
AMG Edison Holdings, LLC, a Delaware limited liability company
AMG FCMC Holdings, LLC, a Delaware limited liability company
AMG Funds LLC, a Delaware limited liability company
AMG Gamma Holdings Ltd., a Bahamas international business company
AMG Genesis, LLC, a Delaware limited liability company
AMG Global, Inc., a Delaware corporation
AMG Gotham Holdings, LLC, a Delaware limited liability company
AMG GWK Holdings, LLC, a Delaware limited liability company
AMG ICN Holdings LLC, a Delaware limited liability company
AMG New York Holdings Corp., a Delaware corporation
AMG Northeast Holdings, Inc., a Delaware corporation
AMG Northeast Investment Corp., a Delaware corporation
AMG Oasis Holdings Ltd., a Bahamas international business company
AMG Olympic Holdings LLC, a Delaware limited liability company
AMG PA Holdings Partnership, a Delaware general partnership
AMG PCM Acquisition I, LLC, a Delaware limited liability company
AMG PCM Acquisition II, LLC, a Delaware limited liability company
AMG PFM Holdings LP, a Delaware limited partnership
AMG Plymouth UK Holdings (1) Limited, a limited company incorporated in England and Wales
AMG Properties LLC, a Delaware limited liability company
AMG Renaissance Holdings LLC, a Delaware limited liability company
AMG Rose Holdings I, LLC, a Delaware limited liability company
AMG Rose Holdings II, LLC, a Delaware limited liability company
AMG SA Holdings Proprietary Limited, a limited liability private company incorporated in South Africa
AMG Symmetry Acquisition LLC, a Delaware limited liability company

AMG TBC, LLC, a Delaware limited liability company
AMG UK Holdings Ltd., a Bahamas international business company
AMG Wealth Partners, LP, a Delaware limited partnership
AMG WF Holdings LLC, a Delaware limited liability company
AMG Windermere Holdings Ltd., a Bahamas international business company
AMG WP GP Holdings Corp., a Delaware corporation
AMG WP LP Holdings, LLC, a Delaware limited liability company
AMG/FAMI Investment Corp., a Nova Scotia corporation
AMG/North America Holding Corp., a Delaware corporation
APG Acquisition I LLC, a Delaware limited liability company
APG Acquisition II LLC, a Delaware limited liability company
AQR Capital Management Holdings, LLC, a Delaware limited liability company*
Ara Advisers II, LLC, a Delaware limited liability company*
Ara Fund I SLP, LP, a Delaware limited partnership*
Ara Partners Group, LLC, a Delaware limited liability company*
Arrow Acquisition LLC, a Delaware limited liability company
Arrow Bidco Limited, a limited company incorporated in the United Kingdom
Artemis Asset Management Limited, a limited company incorporated in the United Kingdom
Artemis Investment Management LLP, a United Kingdom limited liability partnership
Artemis Strategic Asset Management Limited, a limited company incorporated in the United Kingdom
Baker Street Advisors LLC, a Delaware limited liability company
BC Acquisition LLC, a Delaware limited liability company
Beutel, Goodman & Company Ltd., a limited company incorporated in Canada*
Bimini Atlantic Holdings Ltd., a Bahamas international business company
Boston Common Asset Management, LLC, a Delaware limited liability company*
Capeview Capital LLP, an England and Wales limited liability partnership*
Capula Investment Management LLP, an England and Wales limited liability partnership*
Capula Management Limited, a Cayman Islands exempted company*
Catalyst Acquisition II, Inc., a Delaware corporation
CGH Acquisition II LLC, a Delaware limited liability company
CGH Acquisition LLC, a Delaware limited liability company
CML Holdings LLC, a Cayman Islands limited liability company
Comvest Equity Partners Holdings, LP, a Delaware limited partnership*
CGH Legacy Holdings, LP, a Delaware limited partnership*
CVC Holdings LLC, a Cayman Islands limited liability company
EIG Asset Management, LLC, a Delaware limited liability company*
EIG Principals Incentive Carry Vehicle, LP, a Delaware limited partnership*
EIG Principals Incentive Carry Vehicle II, LP, a Delaware limited partnership*
EIG Principals Incentive Carry Vehicle II-A, LP, a Scotland limited partnership*
EIG Principals Incentive Carry Vehicle IV, L.P., a Delaware limited partnership*
EIG Principals Incentive Carry Vehicle IV-A, L.P., a Scotland limited partnership*
El-Train Acquisition LLC, a Delaware limited liability company
FA (WY) Acquisition Company, Inc., a Delaware corporation
FCMC Holdings LLC, a Delaware limited liability company
First Asset Capital Management (III) Inc., an Ontario corporation
Forbion Group Holding B.V., a Netherlands private limited liability company*
Foyston, Gordon & Payne Inc., a Canada corporation
Frontier Capital Management Company, LLC, a Delaware limited liability company
Gallium Acquisition LLC, a Delaware limited liability company
Garda Capital Partners LP, a Delaware limited partnership*
GCP Acquisition LLC, a Delaware limited liability company
Genesis Investment Management, LLP, a United Kingdom limited liability partnership
Gotham Acquisition GP, LLC, a Delaware limited liability company
Gotham Acquisition LP, LLC, a Delaware limited liability company
GW&K Investment Management, LLC, a Delaware limited liability company
Harding Loevner LP, a Delaware limited partnership
HWL Holdings Corp., a Delaware corporation
Inclusive Capital Partners Holdco, L.P., a Delaware limited partnership*

Institutional Capital Network, Inc., a Delaware corporation*
JSP Acquisition LLC, a Delaware limited liability company
Maestre Energy Management, S.L., a private limited liability company incorporated in Spain*
Montefiore Investment SAS, a simplified stock company incorporated in France*
myCIO Wealth Partners, LLC, a Delaware limited liability company
NB HoldCo I, LLC, a Delaware limited liability company*
NB HoldCo II, LLC, a Delaware limited liability company*
NorthBridge Partners LLC, a Massachusetts limited liability company*
OCP Asia Limited, a Cayman Islands exempted limited company*
Pantheon Capital (Asia) Limited, a limited company incorporated in Hong Kong
Pantheon Global Investors, Inc., a Delaware corporation
Pantheon Holdings Limited, a limited company incorporated in England and Wales
Pantheon (UK) GP LLP, a Scotland limited liability partnership
Pantheon Ventures (Asia) Limited, a Cayman Islands exempted company
Pantheon Ventures Inc., a California corporation
Pantheon Ventures (Ireland) Designated Activity Company, an Ireland designated activity company
Pantheon Ventures Limited, a limited company incorporated in England and Wales
Pantheon Ventures (UK) LLP, an England and Wales limited liability partnership
Parnassus Investments, LLC, a Delaware limited liability company
PFM Acquisition LP, a Delaware limited partnership
Plymouth (UK) GP Holdings I Limited, a limited company incorporated in England and Wales
Plymouth (UK) GP Holdings II Limited, a limited company incorporated in England and Wales
Prides Crossing Holdings LLC, a Delaware limited liability company
Q-Energy Private Equity, S.G.E.I.C., S.A., a company incorporated in Spain*
QE Holdco Services, S.L., a private limited liability company incorporated in Spain*
River Road Asset Management, LLC, a Delaware limited liability company
RRAM Acquisition, LLC, a Delaware limited liability company
Spring GP I, L.P., a Delaware limited partnership*
Squam Acquisition GP, LLC, a Delaware limited liability company
Squam Acquisition LP, LLC, a Delaware limited liability company
Suma Capital Next, S.L., a Spanish corporation*
Systematic Financial Management, L.P., a Delaware limited partnership
Systematica Investments Limited, a registered private company incorporated in Jersey*
Systematica Investments LP, a Guernsey limited partnership*
The Renaissance Group LLC, a Delaware limited liability company
Third Avenue Holdings Delaware LLC, a Delaware limited liability company
TimesSquare Capital Management, LLC, a Delaware limited liability company
TimesSquare Manager Member, LLC, a Delaware limited liability company
Titan NJ GP Holdings, Inc., a Delaware corporation
Titan NJ LP Holdings, LLC, a Delaware limited liability company
TMF Corp., a Delaware corporation
Topspin Acquisition, LLC, a Delaware limited liability company
Tweedy, Browne Company LLC, a Delaware limited liability company
Union Acquisition, LLC, a Delaware limited liability company
ValueAct Holdings II, L.P., a Delaware limited partnership*
ValueAct Holdings GP, LLC, a Delaware limited liability company*
ValueAct Holdings, L.P., a Delaware limited partnership*
VAM Bidco Limited, a private UK limited company
Veritas Asset Management LLP, a UK limited liability partnership
Verition Fund Management LLC, a Delaware limited liability company*
Verition Group NY LLC, a Delaware limited liability company*
VIF LLC, a Delaware limited liability company*
Watson Acquisition, LLC, a Delaware limited liability company
Wealth Partners Capital Group, LLC, a Delaware limited liability company*
Welch & Forbes LLC, a Delaware limited liability company
Windermere Cayman LP, a Cayman Islands exempted limited partnership
Winton Group Limited, a UK private limited company*
Yacktman Asset Management LP, a Delaware limited partnership